Exhibit 10.1

FIRST AMENDMENT, WAIVER AND CONSENT

FIRST AMENDMENT, WAIVER AND CONSENT, dated as of October 5, 2005 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of July 18, 2005 (the “Credit Agreement”) among Jupitermedia Corporation, a Delaware corporation (the “Borrower”), the Lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

WHEREAS, the Borrower has entered into the Amended and Restated Security Agreement dated as of July 18, 2005 (as from time to time amended, the “Security Agreement”) between the Borrower, the Subsidiaries party thereto and the Administrative Agent;

WHEREAS, the Security Agreement requires the Target (as defined therein) and its subsidiaries to establish control in favor of the Administrative Agent in their Deposit Accounts (as defined therein) on or prior to September 16, 2005;

WHEREAS, the Borrower has requested that the Administrative Agent waive the requirement that such control must be established on or prior to September 16, 2005 and consent to delay such requirement until November 15, 2005; and

WHEREAS the Administrative Agent is willing to agree to such waiver and provide such consent as provided for in this Amendment Waiver and Consent;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendment to Section 1.01 [Defined Terms]. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions (to the extent not already included in said Section 1.01) in the appropriate alphabetical order and by amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

“First Amendment” means the First Amendment, Waiver and Consent to this Agreement dated as of October 5, 2005.

“First Amendment Effective Date” means the date on which the First Amendment became effective in accordance with its terms.

“Revolving Commitment” means, as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Letters of Credit in an aggregate principal and/or face amount not to exceed (a) the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, or (b) in the case of the Revolving Commitment of JPMorgan Chase Bank, N.A. as of the First Amendment Effective Date, the amount in the immediately following sentence, in either case as the same may be changed from time to time pursuant to the terms hereof. The aggregate principal amount of the Revolving Commitments, and of the Revolving Commitment of JPMorgan Chase Bank, N.A., is $30,000,000 as of the First Amendment Effective Date.

SECTION 3. Waiver and Consent. The Administrative Agent hereby extends the date by which, pursuant to Section 4.04 of the Security Agreement, the Target and its subsidiaries shall be required to establish control in favor of the Administrative Agent in their Deposit Accounts from September 16, 2005 to November 15, 2005.

SECTION 4. Conditions to Effectiveness of Amendment. The amendments set forth in Section 2 hereof, and the waiver and consent set forth in Section 3 hereof, shall become effective on the date upon which each of the following conditions precedent have been satisfied or waived:

(i) The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (A) the Borrower and (B) the Required Lenders;

(ii) The Borrower shall have paid all fees and expenses of the Administrative Agent, in connection with this Amendment including (x) a pre-funding fee in an amount equal to $150,000 and (y) the reasonable fees and expenses of counsel to the Administrative Agent; and

(iii) After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5. Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

SECTION 6. Effect on the Loan Documents. Except as specifically amended or provided for above, (i) the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 8. Affirmation of Guaranty and Credit Agreement. The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Credit Agreement and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

JUPITERMEDIA CORPORATION

By:	/s/ Christopher J. Baudouin
Name:	Christopher J. Baudouin
Title:	Executive Vice President and Chief Financial Officer

JP MORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Associate

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing First Amendment, Waiver and Consent.

JUPITERIMAGES CORPORATION

By:	/s/ Christopher J. Baudouin
Name:	Christopher J. Baudouin
Title:	Executive Vice President and Chief Financial Officer

CREATAS, L.L.C.

By:	/s/ Christopher J. Baudouin
Name:	Christopher J. Baudouin
Title:	Executive Vice President and Chief Financial Officer

DYNAMIC GRAPHICS, INC.

By:	/s/ Christopher J. Baudouin
Name:	Christopher J. Baudouin
Title:	Executive Vice President and Chief Financial Officer

PICTUREQUEST LLC

By:	/s/ Christopher J. Baudouin
Name:	Christopher J. Baudouin
Title	Executive Vice President and Chief Financial Officer

PICTUREARTS CORPORATION

By:	/s/ Christopher J. Baudouin
Name:	Christopher J. Baudouin
Title:	Executive Vice President and Chief Financial Officer